UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 24, 2007

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 30, 2007, Datawatch Corporation (the “Company”) issued a press release regarding its financial results for the second fiscal quarter ended March 31, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including in Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensation Plans

On April 24, 2007, the Compensation and Stock Committee of the Company’s Board of Directors approved an amendment to the Executive Sales Incentive Plan (the “Incentive Plan”).  The Incentive Plan previously provided for the payment of a commission of 2% of any increase in the revenues of desktop and server products (primarily Monarch), compared to the same period in the prior fiscal year, to John Kitchen, Chief Marketing Officer & Senior Vice President, and 2% of any increase in the revenues of enterprise products (including Datawatch|BDS, Datawatch|ES, Visual|QSM and Visual|Help Desk), compared to the same period in the prior fiscal year, to Kenneth P. Bero, Chief Operating Officer & Senior Vice President of Sales.  The amended Incentive Plan provides for the payment of a commission equal to 1% of any increase in the Company’s total revenue, as compared to the same quarter of the prior fiscal year, to Mr. Kitchen, and a commission equal to 1% of any increase in total revenue to Mr. Bero.  The Incentive Plan continues to provide that for the purpose of determining prior year revenue, revenue attributed to Clearstory Systems Inc. (from which the Company purchased the Datawatch|BDS product in May 2006), will be included. The amendment to this plan is effective as of April 1, 2007 and payments under the Incentive Plan will continue to be measured and paid on a quarterly basis.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: April 30, 2007
By: /s/ Robert W. Hagger
Name: Robert W. Hagger
Title: President and Chief Executive Officer